Exhibit 10.2

BARE ESCENTUALS, INC.

2006 EQUITY INCENTIVE AWARD PLAN

FORM OF RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

Bare Escentuals, Inc., a Delaware corporation (the “Company”), pursuant to its 2006 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), the right to purchase the number of shares (the “Shares”) of the Company’s Common Stock (“Common Stock”) set forth below at the purchase price set forth below.  This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Purchase Price per Share:	$0.001 per share

Total Number of Shares of Restricted Stock:

Vesting Schedule:

To be specified in individual agreements, but if no vesting is indicated, then 25% of the Shares of Restricted Stock (rounded down to the next whole number of shares) shall vest each year on the anniversary of the Vesting Commencement Date.

By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

BARE ESCENTUALS, INC.		PARTICIPANT

By:		By:
Print Name:		Print Name:
Title:
Address:	71 Stevenson Street, 22nd Floor	Address:
San Francisco, CA 94105

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Bare Escentuals, Inc., a Delaware corporation (the “Company”), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company’s 2006 Equity Incentive Award Plan (the “Plan”) indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1           Defined Terms.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2           Incorporation of Terms of Plan.  The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

ARTICLE II

GRANT OF RESTRICTED STOCK

2.1           Grant of Restricted Stock.  In consideration of Participant’s past and/or continued employment with or service to the Company or any parent or subsidiary thereof and for other good and valuable consideration, which the Committee has determined exceeds the par value of the Shares, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant the right to purchase the number of shares of Stock set forth in the Grant Notice (the “Shares”), upon the terms and conditions set forth in the Plan and this Agreement.

2.2           Purchase Price.  The purchase price per Share (the “Purchase Price”) shall be as set forth in the Grant Notice, without commission or other charge.

2.3           Issuance of Shares.

(a)           The issuance of the Shares under this Agreement shall occur at the principal office of the Company, upon payment of the Purchase Price by Participant, simultaneously with the execution of this Agreement by the parties (the “Issuance Date”).  Subject to the provisions of Articles III and IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Participant’s name).  At the sole discretion of the Committee, the Shares will be issued in either (a) uncertificated form, with the Shares recorded in the name of Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Article III hereof, the Company shall cause certificates representing the Shares to be issued to Participant; or (b) certificate form pursuant to the terms of this Agreement.  If the Shares are issued in certificate form, concurrently with the execution of this Agreement, Participant shall deliver to the Company, or such other person designated by the Company, a stock assignment duly endorsed in blank, in the form attached hereto as Exhibit C.

2.4           Tax Withholding; Conditions to Issuance of Stock Certificates.  Notwithstanding any other provision of this Agreement:

(a)           No Shares shall be issued or delivered to Participant or his legal representative unless and until Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of Shares or the lapse or removal of the restrictions thereon or otherwise pursuant to this Agreement (which payment may be made in cash, by deduction from other compensation payable to Participant or in any form of consideration permitted by the Plan).  As provided in Section 15.3 of the Plan, the Committee may in its discretion and in satisfaction of the foregoing requirement allow the return of shares of Common Stock having a Fair Market Value equal to the sums required to be withheld.  Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be returned or withheld with respect to the issuance, vesting or payment of any Shares in order to satisfy the Participant’s federal and state income and payroll tax liabilities with respect to the issuance, vesting or payment of the Shares shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

(b)           The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions:  (A) the admission of the Shares to listing on all stock exchanges on which such Stock is then listed, (B) the completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the restrictions lapse as the Committee may from time to time establish for reasons of administrative convenience.

2.5           Consideration to the Company.  In consideration of the issuance of the Shares by the Company, Participant agrees to render faithful and efficient services to the Company or any parent or subsidiary thereof.  Nothing in the Plan or this Agreement shall confer upon Participant any right to (a) continue in the employ of the Company or any parent or subsidiary thereof or shall interfere with or restrict in any way the rights of the Company or any parent or subsidiary thereof, which are hereby expressly reserved, to discharge Participant, if Participant is an Employee, or (b) continue to provide services to the Company or any parent or subsidiary thereof or shall interfere with or restrict in any way the rights of the Company or any parent or subsidiary thereof, which are hereby expressly reserved, to terminate the services of Participant, if Participant is a consultant, at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company, any parent or subsidiary thereof and Participant, or (c) continue to serve as a member of the Board or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge Participant in accordance with the Company’s Bylaws.

ARTICLE III

RESTRICTIONS ON SHARES

3.1           Repurchase Option.  Subject to the provisions of Section 3.2 below, if Participant’s employment or service terminates before all of the Shares are released from the Company’s Repurchase Option (as defined below), the Company shall, upon the date of such termination of employment or service (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of ninety days after the date Participant’s employment or service terminates, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the “Company’s Repurchase Option”) at the Purchase Price per Share (the “Repurchase Price”).  The Company’s Repurchase Option shall lapse and terminate ninety days after the Participant’s termination of employment or service.  The Company’s Repurchase Option shall be exercisable by the Company by written notice to Participant or Participant’s executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and, at the Company’s option, by delivery to Participant or Participant’s executor with such notice of payment in cash or a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the “Aggregate Repurchase Price”).  Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 shall be promptly paid by the escrow agent to the Company.

3.2           Release of Shares from Repurchase Restriction.  The Shares shall be released from the Company’s Repurchase Option on such dates and in such amounts as the Shares become vested in accordance with the vesting schedule set forth in the Grant Notice. Any of the Shares released from the Company’s Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4.  In the event any of the Shares are released from the Company’s Repurchase Option, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 shall be promptly paid by the escrow agent to Participant.

3.3           Unreleased Shares.  Any of the Shares which, from time to time, have not yet been released from the Company’s Repurchase Option are referred to herein as “Unreleased Shares.”

3.4           Restrictions on Transfer.

                (a)           Subject to repurchase by the Company pursuant to Section 3.1 and Section 3.4(b), no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to sale or other disposition by Participant or his or her successors in interest by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such sale or other disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted sale or other disposition thereof shall be null and void and of no effect.

                (b)           Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Unreleased Shares may be transferred to pursuant to the terms and conditions set forth in Section 10.3 of the Plan.

3.5           Rights as Stockholder.  Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

3.6           Assets or Securities Issued With Respect to Shares.  Any and all cash dividends paid on the Shares (or other securities at the time held in escrow pursuant to Section 4.1) and any and all Shares, capital stock or other securities or other property received by or distributed to Participant with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Company’s Repurchase Option (as defined in Section 3.1 above) and the restrictions on transfer in Section 3.4 above until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company’s Repurchase Option pursuant to this Agreement).  In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Shares, including, without limitation, a Change in Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Company’s Repurchase Option (as defined in Section 3.1 above) and the restrictions on transfer in Section 3.4 above until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company’s Repurchase Option pursuant to this Agreement).  Any such assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of any Unreleased Shares shall be immediately delivered to the Company to be held in escrow pursuant to Section 4.1.

ARTICLE IV

ESCROW OF SHARES

4.1           Escrow of Shares.  To ensure the availability for delivery of Participant’s Unreleased Shares upon repurchase by the Company pursuant to the Company’s Repurchase Option under Section 3.1, Participant hereby appoints the Secretary of the Company, or any other person designated by the Committee as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Company’s Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Committee, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached as Exhibit C to the Grant Notice, if applicable.  The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Committee, in escrow, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company’s Repurchase Option, or until such time as this Agreement no longer is in effect.  Upon release of the Unreleased Shares from the Company’s Repurchase Option, the escrow agent shall deliver to Participant the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Participant, and the escrow agent shall be discharged of all further obligations hereunder.

4.2           Transfer of Repurchased Shares.  Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Committee, to transfer the Unreleased Shares as to which the Company’s Repurchase Option has been exercised from Participant to the Company.

4.3           No Liability for Actions in Connection with Escrow.  The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

ARTICLE V

OTHER PROVISIONS

5.1           Taxes.  Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  Participant understands that Participant will recognize ordinary income for federal income tax purposes under Section 83 of the Code as and when the Company’s Repurchase Option lapses.  Participant understands that Participant may elect to be taxed for federal income tax purposes at the time the Shares are purchased by Participant rather than as and when the Company’s Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), AND THE COMPANY AND ITS REPRESENTATIVES SHALL HAVE NO OBLIGATION OR AUTHORITY TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

5.2           Administration.  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Participant, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

5.3           Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of an authorized officer of the Company on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice.  By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.4           Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.5           Construction.  This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

5.6           Conformity to Securities Laws.  Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.7           Amendments.  This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company.

5.8           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.10         Entire Agreement.  The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

EXHIBIT B

TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,                                                 , spouse of              , have read and approve the foregoing Restricted Stock Grant Notice and Restricted Stock Award Agreement (the “Agreement”).  In consideration of issuing to my spouse the shares of the common stock of Bare Escentuals, Inc., a Delaware corporation (the “Company”), set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of the Company issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: ,
Signature of Spouse

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EXHIBIT C

TO RESTRICTED STOCK AWARD GRANT NOTICE

STOCK ASSIGNMENT

FOR VALUE RECEIVED, the undersigned,           , hereby sells, assigns and transfers unto Bare Escentuals, Inc., a Delaware corporation (the “Company”),                shares of the common stock of the Company standing in its name of the books of said corporation represented by Certificate No.          herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between the Company and the undersigned dated                       ,         .

Dated: ,
[Name of Participant]

INSTRUCTIONS:  Please do not fill in the blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its “Repurchase Option,” as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Participant.

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